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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                  July 26, 1999


                              NUEVO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)


            DELAWARE                     0-10537                76-0304436
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)


                              1021 MAIN, SUITE 2100
                              HOUSTON, TEXAS 77002
                    (Address of principal executive offices)


                                 (713) 652-0706
              (Registrant's telephone number, including area code)



                             1331 Lamar, Suite 1650
                              Houston, Texas 77010
                 (Former address, if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not applicable

ITEM 5.  OTHER EVENTS

         Nuevo Energy Company made the Press Release attached hereto as
         Exhibit 99A.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99A. Copy of the Company's Press Release dated July 26, 1999

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not applicable


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NUEVO ENERGY COMPANY


July 27, 1999                               By:      /s/ Bruce K. Murchison
                                               ---------------------------------
                                                         Bruce K. Murchison
                                                         General Counsel







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                                 EXHIBIT INDEX

       EXHIBITS

          99A.    Copy of the Company's Press Release dated July 26, 1999